 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

AMENDMENT NO. 1 TO FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   June 19, 2009

MEGA MEDIA GROUP, INC.
 (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	000-28881	88-0403762
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

1122 Coney Island Avenue
Brooklyn, NY 11235
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(718) 947-1100
 (ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report.

On June 19, 2009, the Company concluded to restate previously-issued financial statements included in the Company’s Quarter Report on Form 10-Q for period ended April 30, 2008. Please note that we discussed the restatement with our independent auditors who concurred with our conclusions .

The financial statements for the period ended April 30, 2008 will be restated to correct the effects of an error made in the April 30, 2008 financial statements. The errors related to additional paid-in capital, accumulated deficit, interest expense, beneficial conversion expense, net loss before tax credit and net loss as a result of the incorrect calculation of interest expense on notes issued for the three months ended April 30, 2008.

The following sets forth an estimated range of the value of the errors we have discovered to date that resulted in our determination that our financial statements filed for the period ended April 30, 2008 should no longer be relied upon. We restated our previously reported interest expense as a result of the incorrect calculations of beneficial conversion feature interest expense on notes issued for the three months ended April 30, 2008. The consolidated financial statements have been restated to include items identified in the above. The following financial statement line items were impacted.

	As previously reported April 30, 2008	Restated April 30, 2008
Consolidated Balance Sheet
Additional paid-in capital	$7,998,512	$7,873,832
Accumulated deficit	$(11,226,675)	$(11,101,995)

	As previously reported Three months ended April 30 ,2008	Restated Three months ended April 30, 2008
Consolidated Statement of Operations
Interest expense	$ 731,995	$ 81,677
Beneficial conversion expense	--	$525,640
Net loss before tax credit	$(1,921,206)	$(1,796,526)
Net loss	$(1,921,206)	$(1,796,526)

The cumulative effect of the restatement was a reduction of additional Paid in Capital and beneficial conversion expense by $124,678, resulting in a reduction of a net loss and accumulated deficit by $124,678 .

The Company will be amending our Quarter Report on Form 10-Q for period ended April 30, 2008 with the Securities and Exchange Commission to include restated financial statements correcting this error. The financial statements for the period ended April 30, 2008 should no longer be relied upon.

Item 9.01 Financial Statement and Exhibits.

(a)  Financial Statements of Business Acquired.

None.

(b)  Pro Forma Financial Information.

None.

(c)  Exhibits.

16.1           Letter from independent auditor, Kempisty & Company, dated June 19, 2009*

* Filed as an exhibit to the Form 8-K filed with the SEC on June 19, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

MEGA MEDIA GROUP, INC.

Date: July 7 , 2009	By:	/s/ Alex Shvarts
Alex Shvarts Chief Executive Officer